UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cooper Industries, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COOPER INDUSTRIES, LTD.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving notice that the proxy materials for Cooper Industries, Ltd.’s 2009 Annual Shareholder Meeting are available on the Internet. This is not a proxy card. Follow the instructions below to view the materials online and vote or to request a copy of the materials.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COOPER INDUSTRIES, LTD.
600 TRAVIS, SUITE 5600
HOUSTON, TX 77002-1001
ATTN: CORPORATE SECRETARY
     Shareholder Meeting to be held on 04/27/09

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 04/13/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET - www.proxyvote.com

2)	BY TELEPHONE - 1-800-579-1639

3)	BY E-MAIL* - sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	04/27/09
Meeting Time:	11:30 A.M., Central Time
For holders as of:	02/27/09

Meeting Location:

Corporate Headquarters
54th Floor Conference Room, Chase Tower
600 Travis
Houston, TX 77002

Meeting Directions:

You can obtain directions to attend the meeting at www.cooperindustries.com/common/investorcenter/.
This Notice Regarding the Availability of Proxy Materials also serves as notice of the meeting.

How To Vote

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES, “FOR” ITEM 2 AND “AGAINST” ITEM 3.
1.	ELECTION OF DIRECTORS

Nominees: 01) Ivor J. Evans 02) Kirk S. Hachigian 03) Lawrence D. Kingsley 04) James R. Wilson

2.	Appoint Ernst & Young LLP as our independent auditors for the year ending 12/31/2009.

3.	Shareholder proposal requesting Cooper to implement a code of conduct based on international labor organization human rights standards.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.